                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 1999

                           AVALON CABLE FINANCE, INC.
                                CC MICHIGAN, LLC
                               CC NEW ENGLAND, LLC

           (Exact Name of Registrants as Specified in their Charters)

             Delaware                  333-75453-03              13-4029974
             Delaware                   333-75453                13-4029981
             Delaware                  333-75453-02              22-3556161

   (State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)              File Number)          Identification No.)

12444 Powerscourt Drive, Suite 400, St. Louis, MO                          63131
      (Address of Principal Executive Offices)                        (Zip Code)

       Registrants' telephone number, including area code: (314) 965-0555

                800 Third Avenue, Suite 3100, New York, NY 10022
                 (Former address, if changed since last report)


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ITEM 1.        CHANGES IN CONTROL OF REGISTRANT.

       On November 15, 1999, all of the equity interests of Avalon Cable LLC were acquired (directly or indirectly) by Charter Communications, Inc. ("Charter") and Charter Communications Holding Company, LLC ("Charter Holdco"), pursuant to a Securities Purchase Agreement, dated May 13, 1999, by and between Avalon Cable Holdings LLC, Avalon Investors, L.L.C., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable LLC and Charter Communications Holdings, LLC and Charter Communications, Inc. (now known as Charter Investment, Inc.). Immediately after this acquisition, Charter contributed its indirect interest in Avalon Cable LLC to Charter Holdco. Charter Holdco is managed by and 40.6% owned by Charter.

       In connection with this acquisition, Avalon Cable of Michigan, LLC, now known as CC Michigan, LLC and Avalon Cable of New England LLC, now known as CC New England, LLC, both wholly owned subsidiaries of Avalon Cable LLC, satisfied their previous credit facilities and jointly and severally entered into new credit facilities. Upon the closing of the Avalon acquisition, $165 million was borrowed under the new Avalon credit facilities.

       On or before December 5, 1999, as required by that certain Indenture dated as of December 10, 1998 among Avalon Cable of Michigan, Inc., Avalon Cable of New England LLC, Avalon Cable Finance, Inc. (the "Issuers") and The Bank of New York, as trustee, relating to the 9.375% Senior Subordinated Notes due 2008 (the "Notes"), the Issuers intend to make an offer to repurchase the Notes at 101% of the aggregate principal amount thereof plus accrued and unpaid interest, in a change of control repurchase offer required by the Indenture.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

       (a)     Not Applicable

       (b)     Not Applicable

       (c)     The following are furnished as exhibits to this report Exhibits.

              2.1 Securities Purchase Agreement, dated May 13, 1999, by and between Avalon Cable Holdings LLC, Avalon Investors, L.L.C., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable LLC and Charter Communications Holdings, LLC and Charter Communications, Inc. (now known as Charter Investment, Inc.) (incorporated by reference to Amendment No. 1 to the registration statement on Form S-4 of Avalon Cable of Michigan LLC, Avalon Cable of Michigan, Inc., Avalon Cable


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                     of New England LLC and Avalon Cable Finance, Inc. filed on
                     May 28, 1999, File No. 333-75453).

              2.2 Assignment Agreement effective as of June 16, 1999, by and among Charter Communications, Inc., Charter Communications Holdings, LLC, Charter Communications Holding Company, LLC, Avalon Cable Holdings LLC, Avalon Investors, L.L.C., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable LLC (incorporated by reference to Amendment No. 3 to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999, File No. 333-83887).

              2.3 Assignment and Contribution Agreement, entered into as of October 11, 1999 by and between Charter Communications Holding Company, LLC and Charter Communications, Inc. (incorporated by reference to Amendment No. 3 to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999, File No. 333-83887).

              10.1 Credit Agreement, dated as of November 15, 1999, among Avalon Cable LLC, CC Michigan, LLC, CC New England, LLC, several banks and other financial institutions or entities named therein, First Union National Bank and PNC Bank, National Association, as syndication agents, Bank of Montreal, Chicago Branch and Mercantile Bank National Association, as co-documentation agents, and Bank of Montreal, as administrative agent (incorporated by reference to the current report on Form 8-K of Charter Communications, Inc. filed on November 29, 1999, File No. 333-83887).


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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalves by the undersigned hereunto duly authorized.

                                    AVALON CABLE FINANCE, INC.


Date:  November 30, 1999            By: /s/ Kent D. Kalkwarf
                                       -----------------------------------------
                                       Kent D. Kalkwarf
                                       Senior Vice President and Chief Financial
                                       Officer


                                    CC MICHIGAN, LLC


Date:  November 30, 1999            By:  /s/ Kent D. Kalkwarf
                                       -----------------------------------------
                                       Kent D. Kalkwarf
                                       Senior Vice President and Chief Financial
                                       Officer


                                    CC NEW ENGLAND LLC


Date:  November 30, 1999            By: /s/ Kent D. Kalkwarf
                                       -----------------------------------------
                                       Kent D. Kalkwarf
                                       Senior Vice President and Chief Financial
                                       Officer


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                                  Exhibit Index

    Exhibit   Description
    -------   -----------
       2.1    Securities Purchase Agreement, dated May 13, 1999, by and between
              Avalon Cable Holdings LLC, Avalon Investors, L.L.C., Avalon Cable
              of Michigan Holdings, Inc. and Avalon Cable LLC and Charter
              Communications Holdings, LLC and Charter Communications, Inc. (now
              known as Charter Investment, Inc.) (incorporated by reference to
              Amendment No. 1 to the registration statement on Form S-4 of
              Avalon Cable of Michigan LLC, Avalon Cable of Michigan, Inc.,
              Avalon Cable of New England LLC and Avalon Cable Finance, Inc.
              filed on May 28, 1999, File No. 333-75453).

       2.2 Assignment Agreement effective as of June 16, 1999, by and among Charter Communications, Inc., Charter Communications Holdings,
              LLC, Charter Communications Holding Company, LLC, Avalon Cable
              Holdings LLC, Avalon Investors, L.L.C., Avalon Cable of Michigan
              Holdings, Inc. and Avalon Cable LLC (incorporated by reference to
              Amendment No. 3 to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999, File No.
              333-83887).

       2.3    Assignment and Contribution Agreement, entered into as of October
              11, 1999 by and between Charter Communications Holding Company,
              LLC and Charter Communications, Inc. (incorporated by reference to
              Amendment No. 3 to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999, File No.
              333-83887).

       10.1   Credit Agreement, dated as of November 15, 1999, among Avalon
              Cable LLC, CC Michigan, LLC, CC New England, LLC, several banks and other financial institutions or entities named therein, First
              Union National Bank and PNC Bank, National Association, as syndication agents, Bank of Montreal, Chicago Branch and Mercantile Bank National Association, as co-documentation agents, and Bank of Montreal, as administrative agent (incorporated by reference to the current report on Form 8-K of Charter
              Communications, Inc. filed on November 29, 1999, File No.
              333-83887).



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